UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

CLEARBRIDGE

DIVIDEND STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy Fund for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	ClearBridge Dividend Strategy Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”), warrants and rights. The Fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Fund may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets, and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.

We utilize our fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities generated positive returns for the twelve-month reporting period ended December 31, 2021, grappling with spikes in volatility amid waves of COVID-19 cases throughout the year. The S&P 500 Indexi advanced 28.71%. The Russell 1000 Growth Indexii rose 27.60%, edging out the Russell 1000 Value Indexiii, which rose 25.16%. Benchmark

ClearBridge Dividend Strategy Fund 2021 Annual Report	1

Fund overview (cont’d)

returns this reporting period were driven by gains in cyclical1 sectors such as energy (+54.63%) and financials (+35.04%), which performed well amid a broad economic reopening, real estate (+46.19%), which made up ground lost in 2020, and information technology (“IT”) (+34.55%), which continued to benefit from strong secular trends. Defensive sectors such as utilities (+17.67%) and consumer staples (+18.63%) trailed in a risk-on market.

The distribution of COVID-19 vaccines, passage of large fiscal stimulus packages and highly accommodative monetary policy from the Federal Reserve Board (the “Fed”) helped to fuel investor optimism through the first half of the reporting period. As consumers spent their stimulus checks and increased vaccination rates helped roll back many of the COVID-19 prevention measures in place for nearly a year, strong corporate earnings and the prospect of greater economic activity helped push markets to a string of new, all-time highs in the second quarter of 2021. However, headwinds began to emerge in the third quarter of 2021, as the record-setting pace of global growth began to slow.

Markets wavered in September 2021 after the Delta variant of COVID-19 put a pause on recovery plays and higher inflation, helped by shortages of goods, manufacturing inputs and labor, coincided with signals from the Fed that it would reduce its bond buying as early as November and potentially raise the federal funds rate in late 2022 or 2023. Equities delivered a flattish third quarter of 2021 as already challenging labor and supply shortages and broad-based inflationary pressures intensified, weighing on industrials and materials companies. Robust third quarter of 2021 corporate earnings, however, suggesting companies have largely been able to absorb inflationary pressures, led to strong gains in October. The discovery of the Omicron variant of COVID-19 in late November 2021 reintroduced risks of pandemic-related restrictions, although indications the variant was milder than previous iterations enabled strong market performance to end the year.

Q. How did we respond to these changing market conditions?

A. Over the last reporting period, we have repositioned our portfolio to navigate the course we see ahead. We increased the Fund’s exposure to interest-rate sensitive banks by adding to existing positions in Bank of America and U.S. Bancorp, increased the exposure to commodity-sensitive energy producers by adding Pioneer Natural Resources and reduced the exposure to high-multiple growth stocks through trimming Apple and Microsoft, for example. We sought to reduce the beta of the portfolio late in the period. As the semiconductor cycle showed signs of peaking, we reduced the Fund’s exposure through trimming Texas Instruments and exiting NXP Semiconductors. We also trimmed Blackstone after a period of strong performance. We added to more defensive areas of the portfolio like medical equipment (medical device and laboratory supplier Becton Dickinson), telecom (Verizon) and consumer staples (Coca-Cola).

[1]	Cyclicals consists of the following sectors: energy, financials, materials and industrials.

2	ClearBridge Dividend Strategy Fund 2021 Annual Report

Performance review

For the twelve months ended December 31, 2021, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned 26.48%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 28.71% for the same period. The Lipper Equity Income Funds Category Averageiv returned 25.02% over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Dividend Strategy Fund:
Class 1[2]	12.12%	26.87%
Class A	11.97%	26.48%
Class C	11.57%	25.57%
Class FI	11.99%	26.54%
Class R	11.73%	26.03%
Class I	12.12%	26.83%
Class IS	12.14%	26.90%
S&P 500 Index	11.67%	28.71%
Lipper Equity Income Funds Category Average	8.25%	25.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.76%, 1.05%, 1.74%, 0.97%, 1.37%, 0.74% and 0.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[2]

The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

ClearBridge Dividend Strategy Fund 2021 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in ten of the eleven economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the financials, IT, industrials and health care sectors.

Relative to the benchmark, overall sector allocation was beneficial, led by overweights to the financials and energy sectors and underweights to the consumer discretionary and communication services sectors. Stock selection in the financials, industrials and consumer discretionary sectors had positive impacts on relative results.

In terms of individual Fund holdings, leading contributors to performance for the reporting period included Microsoft, Blackstone, Apple, Home Depot and Apollo Global Management.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection detracted from results. Stock selection in the communication services, energy, IT and real estate sectors detracted the most. Overweights to the consumer staples and utilities sectors and an underweight to the IT sector also detracted.

In terms of individual Fund holdings, leading detractors from performance for the reporting period included Walt Disney, Walmart, Verizon, Activision Blizzard and Organon.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period the Fund established positions in Pioneer Natural Resources in the energy sector and Cisco Systems in the IT sector. We closed positions in Walmart in the consumer staples sector, WEC Energy in the utilities sector and Kinder Morgan in the energy sector.

Thank you for your investment in ClearBridge Dividend Strategy Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Baldi

Fund Manager

ClearBridge Investments, LLC

4	ClearBridge Dividend Strategy Fund 2021 Annual Report

Michael Clarfeld, CFA

Fund Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Fund Manager

ClearBridge Investments, LLC

January 19, 2022

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Fund holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the Fund managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2021 were: Microsoft Corp. (5.7%), Apple Inc. (5.0%), Raytheon Technologies Corp. (3.0%), Home Depot Inc. (2.8%), PPG Industries Inc. (2.6%), Linde PLC (2.5%), Procter & Gamble Co. (2.4%), Apollo Global Management Inc. (2.4%), UnitedHealth Group Inc. (2.3%), and Coca-Cola Co. (2.3%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: information technology (20.8%), financials (15.2%), health care (11.8%), industrials (11.1%) and consumer staples (9.2%). The Fund’s Fund composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge Dividend Strategy Fund 2021 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 478 funds for the six-month period and among the 472 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	ClearBridge Dividend Strategy Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2021 and December 31, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

ClearBridge Dividend Strategy Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	12.12%	$1,000.00	$1,121.20	0.73%	$3.90	Class 1	5.00%	$1,000.00	$1,021.53	0.73%	$3.72
Class A	11.97	1,000.00	1,119.70	1.02	5.45	Class A	5.00	1,000.00	1,020.06	1.02	5.19
Class C	11.57	1,000.00	1,115.70	1.72	9.17	Class C	5.00	1,000.00	1,016.53	1.72	8.74
Class FI	11.99	1,000.00	1,119.90	0.97	5.18	Class FI	5.00	1,000.00	1,020.32	0.97	4.94
Class R	11.73	1,000.00	1,117.30	1.38	7.36	Class R	5.00	1,000.00	1,018.25	1.38	7.02
Class I	12.12	1,000.00	1,121.20	0.73	3.90	Class I	5.00	1,000.00	1,021.53	0.73	3.72
Class IS	12.14	1,000.00	1,121.40	0.66	3.53	Class IS	5.00	1,000.00	1,021.88	0.66	3.36

8	ClearBridge Dividend Strategy Fund 2021 Annual Report

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Dividend Strategy Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/21	26.87%	26.48%	25.57%	26.54%	26.03%	26.83%	26.90%
Five Years Ended 12/31/21	15.35	15.02	14.21	15.05	14.65	15.37	15.44
Ten Years Ended 12/31/21	13.83	13.52	12.72	N/A	N/A	13.87	N/A
Inception* through 12/31/21	—	—	—	12.21	12.98	—	12.86

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/21	26.87%	19.23%	24.57%	26.54%	26.03%	26.83%	26.90%
Five Years Ended 12/31/21	15.35	13.67	14.21	15.05	14.65	15.37	15.44
Ten Years Ended 12/31/21	13.83	12.84	12.72	N/A	N/A	13.87	N/A
Inception* through 12/31/21	—	—	—	12.21	12.98	—	12.86

Cumulative total returns

Without sales charges[1]
Class 1 (12/31/11 through 12/31/21)	265.17%
Class A (12/31/11 through 12/31/21)	255.25
Class C (12/31/11 through 12/31/21)	231.01
Class FI (Inception date of 5/16/13 through 12/31/21)	170.11
Class R (Inception date of 2/2/12 through 12/31/21)	235.28
Class I (12/31/11 through 12/31/21)	266.55
Class IS (Inception date of 4/10/13 through 12/31/21)	187.40

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, FI, R, I and IS shares are April 29, 2011, November 6, 1992, June 15, 1998, May 16, 2013, February 2, 2012, February 7, 1996 and April 10, 2013, respectively.

10	ClearBridge Dividend Strategy Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Dividend Strategy Fund vs. S&P 500 Index† — December 2011 - December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Dividend Strategy Fund on December 31, 2011, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

ClearBridge Dividend Strategy Fund 2021 Annual Report	11

Schedule of investments

December 31, 2021

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 5.3%
Diversified Telecommunication Services — 1.7%
Verizon Communications Inc.	2,653,656	$137,883,966
Entertainment — 1.5%
Walt Disney Co.	760,850	117,848,056	*
Media — 2.1%
Comcast Corp., Class A Shares	3,243,490	163,244,852
Total Communication Services		418,976,874
Consumer Discretionary — 2.8%
Specialty Retail — 2.8%
Home Depot Inc.	525,130	217,934,201
Consumer Staples — 9.2%
Beverages — 2.3%
Coca-Cola Co.	3,094,650	183,234,226
Food Products — 4.4%
Mondelez International Inc., Class A Shares	2,470,130	163,794,320
Nestle SA, ADR	1,283,650	180,185,951
Total Food Products		343,980,271
Household Products — 2.5%
Procter & Gamble Co.	1,173,860	192,020,019
Total Consumer Staples		719,234,516
Energy — 6.0%
Oil, Gas & Consumable Fuels — 6.0%
Enbridge Inc.	4,661,063	182,154,342
Pioneer Natural Resources Co.	654,400	119,022,272
Williams Cos. Inc.	6,556,770	170,738,291
Total Energy		471,914,905
Financials — 15.2%
Banks — 6.6%
Bank of America Corp.	3,935,980	175,111,750
JPMorgan Chase & Co.	844,870	133,785,164
PNC Financial Services Group Inc.	577,840	115,868,477
US Bancorp	1,635,640	91,873,899
Total Banks		516,639,290
Capital Markets — 4.1%
Apollo Global Management Inc.	2,644,004	191,505,210
Blackstone Inc.	1,018,810	131,823,826
Total Capital Markets		323,329,036

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy Fund 2021 Annual Report

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — 4.5%
American International Group Inc.	1,935,280	$ 110,040,021
MetLife Inc.	1,775,655	110,960,681
Travelers Cos. Inc.	855,200	133,778,936
Total Insurance		354,779,638
Total Financials		1,194,747,964
Health Care — 11.8%
Health Care Equipment & Supplies — 2.0%
Becton Dickinson and Co.	631,980	158,930,330
Health Care Providers & Services — 2.4%
UnitedHealth Group Inc.	366,450	184,009,203
Pharmaceuticals — 7.4%
Johnson & Johnson	912,957	156,179,554
Merck & Co. Inc.	1,783,990	136,724,994
Pfizer Inc.	2,599,200	153,482,760
Zoetis Inc.	548,340	133,811,410
Total Pharmaceuticals		580,198,718
Total Health Care		923,138,251
Industrials — 11.1%
Aerospace & Defense — 4.6%
Northrop Grumman Corp.	313,680	121,416,118
Raytheon Technologies Corp.	2,774,990	238,815,639
Total Aerospace & Defense		360,231,757
Air Freight & Logistics — 2.2%
United Parcel Service Inc., Class B Shares	811,420	173,919,763
Commercial Services & Supplies — 1.7%
Waste Management Inc.	818,410	136,592,629
Machinery — 0.5%
Otis Worldwide Corp.	443,680	38,631,218
Road & Rail — 2.1%
Union Pacific Corp.	647,710	163,177,580
Total Industrials		872,552,947
Information Technology — 20.8%
Communications Equipment — 1.6%
Cisco Systems Inc.	1,931,980	122,429,573
IT Services — 3.7%
Mastercard Inc., Class A Shares	374,140	134,435,985
Visa Inc., Class A Shares	727,750	157,710,702
Total IT Services		292,146,687

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 3.2%
Broadcom Inc.	218,100	$ 145,125,921
Texas Instruments Inc.	580,250	109,359,718
Total Semiconductors & Semiconductor Equipment		254,485,639
Software — 7.3%
Microsoft Corp.	1,339,560	450,520,819
Oracle Corp.	1,376,810	120,071,600
Total Software		570,592,419
Technology Hardware, Storage & Peripherals — 5.0%
Apple Inc.	2,196,302	389,997,346
Total Information Technology		1,629,651,664
Materials — 8.9%
Chemicals — 6.9%
Ecolab Inc.	589,620	138,318,956
Linde PLC	572,920	198,476,675
PPG Industries Inc.	1,202,370	207,336,683
Total Chemicals		544,132,314
Construction Materials — 2.0%
Vulcan Materials Co.	745,680	154,788,254
Total Materials		698,920,568
Real Estate — 2.6%
Equity Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	489,850	143,281,125
Boston Properties Inc.	526,200	60,607,716
Total Real Estate		203,888,841
Utilities — 5.6%
Electric Utilities — 2.8%
Edison International	1,502,416	102,539,892
NextEra Energy Inc.	1,243,160	116,061,418
Total Electric Utilities		218,601,310
Multi-Utilities — 2.8%
Public Service Enterprise Group Inc.	1,226,080	81,816,318
Sempra Energy	1,079,310	142,771,127
Total Multi-Utilities		224,587,445
Total Utilities		443,188,755
Total Common Stocks (Cost — $3,691,855,959)		7,794,149,486

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2021 Annual Report

ClearBridge Dividend Strategy Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.0%††
Finance America NIM Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	$1	*(a)(b)
Total Investments before Short-Term Investments (Cost — $3,691,929,408)				7,794,149,487

			Shares
Short-Term Investments — 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%		43,447,457	43,447,457
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%		10,861,864	10,861,864	(c)
Total Short-Term Investments (Cost — $54,309,321)				54,309,321
Total Investments — 100.0% (Cost — $3,746,238,729)				7,848,458,808
Other Assets in Excess of Liabilities — 0.0%††				375,354
Total Net Assets — 100.0%				$7,848,834,162

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on this security is currently in default as of December 31, 2021.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2021, the total market value of investments in Affiliated Companies was $10,861,864 and the cost was $10,861,864 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	15

Statement of assets and liabilities

December 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $3,735,376,865)	$7,837,596,944
Investments in affiliated securities, at value (Cost — $10,861,864)	10,861,864
Dividends receivable from unaffiliated investments	7,123,661
Receivable for Fund shares sold	3,298,346
Dividends receivable from affiliated investments	217
Other receivables	8,918
Prepaid expenses	78,222

Total Assets	7,858,968,172
Liabilities:
Investment management fee payable	4,185,297
Payable for Fund shares repurchased	3,071,432
Transfer agent fees payable	1,590,870
Service and/or distribution fees payable	1,083,300
Trustees’ fees payable	52,553
Interest expense payable	2,960
Accrued expenses	147,598
Total Liabilities	10,134,010
Total Net Assets	$7,848,834,162

Net Assets:
Par value (Note 7)	$2,530
Paid-in capital in excess of par value	3,664,392,501
Total distributable earnings (loss)	4,184,439,131
Total Net Assets	$7,848,834,162

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2021 Annual Report

Net Assets:
Class 1	$1,776,506,239
Class A	$4,701,830,416
Class C	$106,255,476
Class FI	$863,932
Class R	$48,911,552
Class I	$1,123,111,882
Class IS	$91,354,665

Shares Outstanding:
Class 1	57,513,368
Class A	152,311,019
Class C	3,501,800
Class FI	28,065
Class R	1,596,691
Class I	35,197,002
Class IS	2,859,132

Net Asset Value:
Class 1 (and redemption price)	$30.89
Class A (and redemption price)	$30.87
Class C*	$30.34
Class FI (and redemption price)	$30.78
Class R (and redemption price)	$30.63
Class I (and redemption price)	$31.91
Class IS (and redemption price)	$31.95
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$32.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	17

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from unaffiliated investments	$144,120,916
Dividends from affiliated investments	979
Less: Foreign taxes withheld	(1,992,608)
Total Investment Income	142,129,287

Expenses:
Investment management fee (Note 2)	46,925,048
Service and/or distribution fees (Notes 2 and 5)	12,028,575
Transfer agent fees (Note 5)	6,892,175
Trustees’ fees	325,112
Registration fees	158,205
Legal fees	137,504
Fund accounting fees	132,538
Insurance	62,071
Audit and tax fees	52,093
Shareholder reports	40,443
Custody fees	36,366
Interest expense	4,242
Miscellaneous expenses	17,988
Total Expenses	66,812,360
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,330)
Net Expenses	66,811,030
Net Investment Income	75,318,257

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	732,366,997
Foreign currency transactions	(43,835)
Net Realized Gain	732,323,162
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	904,691,164
Net Gain on Investments and Foreign Currency Transactions	1,637,014,326
Increase in Net Assets From Operations	$1,712,332,583

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$75,318,257	$83,284,692
Net realized gain	732,323,162	22,614,552
Change in net unrealized appreciation (depreciation)	904,691,164	376,406,162
Increase in Net Assets From Operations	1,712,332,583	482,305,406

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(720,494,523)	(131,798,906)
Decrease in Net Assets From Distributions to Shareholders	(720,494,523)	(131,798,906)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	610,707,404	856,096,719
Reinvestment of distributions	707,151,331	129,038,420
Cost of shares repurchased	(1,497,799,670)	(1,107,227,816)
Decrease in Net Assets From Fund Share Transactions	(179,940,935)	(122,092,677)
Increase in Net Assets	811,897,125	228,413,823

Net Assets:
Beginning of year	7,036,937,037	6,808,523,214
End of year	$7,848,834,162	$7,036,937,037

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class 1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$26.95	$25.56	$21.01	$23.53	$21.21

Income (loss) from operations:
Net investment income	0.37	0.36	0.38	0.38	0.37
Net realized and unrealized gain (loss)	6.72	1.57	6.11	(1.45)	3.71
Total income (loss) from operations	7.09	1.93	6.49	(1.07)	4.08

Less distributions from:
Net investment income	(0.34)	(0.38)	(0.40)	(0.40)	(0.34)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(3.15)	(0.54)	(1.94)	(1.45)	(1.76)

Net asset value, end of year	$30.89	$26.95	$25.56	$21.01	$23.53
Total return[2]	26.87%	7.93%	31.26%	(4.88)%	19.44%

Net assets, end of year (millions)	$1,777	$1,525	$1,542	$1,282	$1,473

Ratios to average net assets:
Gross expenses	0.73%	0.76%	0.76%	0.77%	0.83%
Net expenses[3]	0.73 [4]	0.76 [4]	0.76 [4]	0.77	0.83
Net investment income	1.22	1.48	1.56	1.62	1.60

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed 1.15%. In addition, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$26.94	$25.55	$21.00	$23.52	$21.20

Income (loss) from operations:
Net investment income	0.28	0.29	0.31	0.31	0.30
Net realized and unrealized gain (loss)	6.71	1.58	6.11	(1.45)	3.71
Total income (loss) from operations	6.99	1.87	6.42	(1.14)	4.01

Less distributions from:
Net investment income	(0.25)	(0.32)	(0.33)	(0.33)	(0.27)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(3.06)	(0.48)	(1.87)	(1.38)	(1.69)

Net asset value, end of year	$30.87	$26.94	$25.55	$21.00	$23.52
Total return[2]	26.48%	7.62%	30.92%	(5.16)%	19.12%

Net assets, end of year (millions)	$4,702	$3,823	$3,702	$2,836	$3,180

Ratios to average net assets:
Gross expenses	1.02%	1.05%	1.04%	1.06%	1.11%
Net expenses[3,4]	1.02	1.05	1.04	1.06	1.11
Net investment income	0.94	1.20	1.28	1.34	1.32

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.20%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$26.51	$25.15	$20.69	$23.19	$20.92

Income (loss) from operations:
Net investment income	0.06	0.12	0.14	0.15	0.14
Net realized and unrealized gain (loss)	6.61	1.56	6.01	(1.43)	3.66
Total income (loss) from operations	6.67	1.68	6.15	(1.28)	3.80

Less distributions from:
Net investment income	(0.03)	(0.16)	(0.15)	(0.17)	(0.11)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(2.84)	(0.32)	(1.69)	(1.22)	(1.53)

Net asset value, end of year	$30.34	$26.51	$25.15	$20.69	$23.19
Total return[2]	25.57%	6.86%	29.99%	(5.82)%	18.31%

Net assets, end of year (millions)	$106	$133	$189	$295	$368

Ratios to average net assets:
Gross expenses	1.74%	1.74%	1.75%	1.75%	1.81%
Net expenses[3,4]	1.74	1.74	1.75	1.75	1.81
Net investment income	0.20	0.51	0.58	0.65	0.62

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.95%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Dividend Strategy Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$26.87	$25.49	$20.96	$23.49	$21.19

Income (loss) from operations:
Net investment income	0.30	0.30	0.33	0.32	0.28
Net realized and unrealized gain (loss)	6.69	1.58	6.09	(1.45)	3.71
Total income (loss) from operations	6.99	1.88	6.42	(1.13)	3.99

Less distributions from:
Net investment income	(0.27)	(0.34)	(0.35)	(0.35)	(0.27)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(3.08)	(0.50)	(1.89)	(1.40)	(1.69)

Net asset value, end of year	$30.78	$26.87	$25.49	$20.96	$23.49
Total return[2]	26.54%	7.71%	30.91%	(5.09)%	19.02%

Net assets, end of year (000s)	$864	$736	$420	$181	$52

Ratios to average net assets:
Gross expenses	0.97%	0.97%	0.99%	1.07%	1.15%
Net expenses[3]	0.97 [4]	0.97 [4]	0.99 [4]	1.07	1.15
Net investment income	0.99	1.26	1.33	1.40	1.24

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.20%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$26.75	$25.37	$20.86	$23.37	$21.10

Income (loss) from operations:
Net investment income	0.18	0.21	0.23	0.24	0.23
Net realized and unrealized gain (loss)	6.66	1.57	6.07	(1.44)	3.69
Total income (loss) from operations	6.84	1.78	6.30	(1.20)	3.92

Less distributions from:
Net investment income	(0.15)	(0.24)	(0.25)	(0.26)	(0.23)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(2.96)	(0.40)	(1.79)	(1.31)	(1.65)

Net asset value, end of year	$30.63	$26.75	$25.37	$20.86	$23.37
Total return[2]	26.03%	7.27%	30.47%	(5.41)%	18.76%

Net assets, end of year (000s)	$48,912	$44,349	$51,821	$42,214	$46,035

Ratios to average net assets:
Gross expenses	1.37%	1.37%	1.36%	1.38%	1.43%
Net expenses[3]	1.37 [4]	1.37 [4]	1.36 [4]	1.38	1.40 [4]
Net investment income	0.59	0.87	0.96	1.02	1.02

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Dividend Strategy Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$27.76	$26.31	$21.58	$24.13	$21.71

Income (loss) from operations:
Net investment income	0.37	0.37	0.40	0.40	0.37
Net realized and unrealized gain (loss)	6.93	1.63	6.28	(1.49)	3.81
Total income (loss) from operations	7.30	2.00	6.68	(1.09)	4.18

Less distributions from:
Net investment income	(0.34)	(0.39)	(0.41)	(0.41)	(0.34)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(3.15)	(0.55)	(1.95)	(1.46)	(1.76)

Net asset value, end of year	$31.91	$27.76	$26.31	$21.58	$24.13
Total return[2]	26.83%	7.96%	31.31%	(4.85)%	19.45%

Net assets, end of year (millions)	$1,123	$1,346	$1,218	$1,091	$1,144

Ratios to average net assets:
Gross expenses	0.73%	0.74%	0.73%	0.74%	0.84%
Net expenses[3]	0.73 [4]	0.74 [4]	0.73 [4]	0.74	0.84
Net investment income	1.20	1.52	1.59	1.66	1.59

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.85%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$27.79	$26.34	$21.61	$24.16	$21.73

Income (loss) from operations:
Net investment income	0.40	0.38	0.41	0.41	0.39
Net realized and unrealized gain (loss)	6.92	1.64	6.28	(1.49)	3.82
Total income (loss) from operations	7.32	2.02	6.69	(1.08)	4.21

Less distributions from:
Net investment income	(0.35)	(0.41)	(0.42)	(0.42)	(0.36)
Net realized gains	(2.81)	(0.16)	(1.54)	(1.05)	(1.42)
Total distributions	(3.16)	(0.57)	(1.96)	(1.47)	(1.78)

Net asset value, end of year	$31.95	$27.79	$26.34	$21.61	$24.16
Total return[2]	26.90%	8.02%	31.34%	(4.79)%	19.60%

Net assets, end of year (000s)	$91,355	$164,387	$105,725	$28,125	$30,580

Ratios to average net assets:
Gross expenses	0.68%	0.68%	0.67%	0.68%	0.73%
Net expenses[3]	0.68 [4]	0.68 [4]	0.67 [4]	0.68	0.73
Net investment income	1.31	1.52	1.62	1.72	1.66

Portfolio turnover rate	10%	13%	14%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Dividend Strategy Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

ClearBridge Dividend Strategy Fund 2021 Annual Report	27

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge Dividend Strategy Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

		ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$7,794,149,486	—	—	$7,794,149,486
Asset-Backed Securities	—	$1	—	1
Total Long-Term Investments	7,794,149,486	1	—	7,794,149,487
Short-Term Investments†	54,309,321	—	—	54,309,321
Total Investments	$7,848,458,807	$1	—	$7,848,458,808

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the

ClearBridge Dividend Strategy Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

30	ClearBridge Dividend Strategy Fund 2021 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(1,092,527)	$1,092,527

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in limited partnerships.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to

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Notes to financial statements (cont’d)

Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.15%, 1.15%, 1.90%, 1.15%, 1.40%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class 1 and Class IS shares did not exceed the ratio of total annual fund operating expenses for Class A and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $1,330, which included an affiliated money market fund waiver of $1,097.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,318,076	—
CDSCs	5,690	$4,274

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

32	ClearBridge Dividend Strategy Fund 2021 Annual Report

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$732,666,570
Sales	1,560,154,554

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$3,747,902,741	$4,101,586,280	$(1,030,213)	$4,100,556,067

4. Derivative instruments and hedging activities

During the year ended December 31, 2021, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$1,245,694
Class A	$10,623,370	†	4,593,445
Class C	1,168,782	†	100,768
Class FI	2,023		474
Class R	234,400		97,975
Class I	—		832,188
Class IS	—		21,631
Total	$12,028,575		$6,892,175

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2021, the service and/or distribution fees reimbursed amounted to $217 and $17 for Class A and Class C shares, respectively.

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Notes to financial statements (cont’d)

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

	Waivers/Expense Reimbursements
Class 1	$247
Class A	864
Class C	33
Class FI	0	*
Class R	7
Class I	164
Class IS	15
Total	$1,330

*	Amount represents less than $1.

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class 1	$18,255,190	$22,313,399
Class A	35,598,433	45,151,814
Class C	112,888	991,071
Class FI	7,126	7,241
Class R	227,395	420,689
Class I	11,431,890	18,929,961
Class IS	1,131,745	2,378,191
Total	$66,764,667	$90,192,366

Net Realized Gains:
Class 1	$147,927,973	$9,118,582
Class A	393,052,222	22,609,537
Class C	9,067,429	910,031
Class FI	72,984	3,947
Class R	4,135,083	272,158
Class I	91,903,000	7,639,862
Class IS	7,571,165	1,052,423
Total	$653,729,856	$41,606,540

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	ClearBridge Dividend Strategy Fund 2021 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	5,588,932	$166,172,901	1,358,240	$31,430,210
Shares repurchased	(4,669,684)	(139,733,849)	(5,081,156)	(122,040,023)
Net increase (decrease)	919,248	$26,439,052	(3,722,916)	$(90,609,813)

Class A
Shares sold	11,615,835	$348,059,488	12,709,244	$301,328,421
Shares issued on reinvestment	14,186,721	421,548,869	2,882,903	66,723,776
Shares repurchased	(15,411,787)	(460,893,948)	(18,571,816)	(438,958,587)
Net increase (decrease)	10,390,769	$308,714,409	(2,979,669)	$(70,906,390)

Class C
Shares sold	355,545	$10,425,455	563,818	$13,151,131
Shares issued on reinvestment	299,638	8,753,500	77,654	1,763,196
Shares repurchased	(2,174,655)	(63,712,928)	(3,116,442)	(72,345,678)
Net decrease	(1,519,472)	$(44,533,973)	(2,474,970)	$(57,431,351)

Class FI
Shares sold	722	$20,876	13,153	$318,324
Shares issued on reinvestment	2,695	79,879	471	11,052
Shares repurchased	(2,745)	(82,812)	(2,707)	(64,927)
Net increase	672	$17,943	10,917	$264,449

Class R
Shares sold	83,682	$2,553,465	80,884	$1,910,130
Shares issued on reinvestment	147,909	4,362,320	30,169	690,702
Shares repurchased	(292,854)	(8,847,473)	(495,872)	(11,527,397)
Net decrease	(61,263)	$(1,931,688)	(384,819)	$(8,926,565)

Class I
Shares sold	6,794,810	$207,845,173	18,044,133	$442,452,193
Shares issued on reinvestment	3,185,678	97,816,323	1,049,693	25,025,272
Shares repurchased	(23,273,975)	(681,760,080)	(16,902,845)	(403,663,369)
Net increase (decrease)	(13,293,487)	$(376,098,584)	2,190,981	$63,814,096

Class IS
Shares sold	1,310,911	$41,802,947	4,113,766	$96,936,520
Shares issued on reinvestment	274,322	8,417,539	141,007	3,394,212
Shares repurchased	(4,641,718)	(142,768,580)	(2,352,916)	(58,627,835)
Net increase (decrease)	(3,056,485)	$(92,548,094)	1,901,857	$41,702,897

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

ClearBridge Dividend Strategy Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$6,122,416	$185,580,058	185,580,058	$180,840,610	180,840,610

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$979	—	$10,861,864

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$81,350,829	$88,903,574
Net long-term capital gains	639,143,694	42,895,332
Total distributions paid	$720,494,523	$131,798,906

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$8,474,371
Undistributed long-term capital gains — net	75,416,347
Total undistributed earnings	$83,890,718
Other book/tax temporary differences(a)	(7,653)
Unrealized appreciation (depreciation)(b)	4,100,556,066
Total distributable earnings (loss) — net	$4,184,439,131

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of

36	ClearBridge Dividend Strategy Fund 2021 Annual Report

the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

12. Subsequent event

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

ClearBridge Dividend Strategy Fund 2021 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Dividend Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Dividend Strategy Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

38	ClearBridge Dividend Strategy Fund 2021 Annual Report

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

ClearBridge Dividend Strategy Fund	39

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

40	ClearBridge Dividend Strategy Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

ClearBridge Dividend Strategy Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

42	ClearBridge Dividend Strategy Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

ClearBridge Dividend Strategy Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 60 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	60
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

44	ClearBridge Dividend Strategy Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	129
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

ClearBridge Dividend Strategy Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

46	ClearBridge Dividend Strategy Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Dividend Strategy Fund	47

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$639,143,694
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$128,924,586
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$144,580,032
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$14,586,162

48	ClearBridge Dividend Strategy Fund

ClearBridge

Dividend Strategy Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD0420 2/22 SR22-4343

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,998 in December 31, 2020 and $159,998 in December 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $30,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $ 541,900 in December 31, 2020 and $855,080 in December 31, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 17, 2022